UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2024

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave. Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 12, 2024, Enviva Inc., a Delaware corporation (the “Company”) and certain subsidiaries of the Company (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). The Company also filed motions with the Bankruptcy Court seeking joint administration of the Debtors’ cases under the caption In re Enviva Inc., et al., Case No. 24-10453 (the “Chapter 11 Cases”). The Debtors continue to operate their business and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Backstop Commitment Agreement

On August 30, 2024, the Debtors entered into a Backstop Commitment Agreement (as amended, the “Backstop Commitment Agreement”) with certain Equity Commitment Parties (as defined in the Backstop Commitment Agreement). Pursuant to the Backstop Commitment Agreement, the Equity Commitment Parties agreed, severally and not jointly, to (i) purchase all Rights Offering Shares (as defined in the Backstop Commitment Agreement) that are not subscribed for and purchased in the proposed equity rights offering (the “Proposed Rights Offering”) on the terms set forth in the Proposed Plan (as defined in Item 7.01 below) and approved by the Bankruptcy Court (the “Backstop Commitment”), at a 25% discount to the implied value of the equity interests in the reorganized Company, subject to dilution, and (ii) exercise all Rights Offering Subscription Rights (as defined in the Backstop Commitment Agreement) issued to them by purchasing all shares issuable in connection with such Rights Offering Subscription Rights (the “Subscription Commitment,” and together with the Backstop Commitment, the “Funding Commitments”). In exchange for the Funding Commitments, the Debtors agreed to provide the Equity Commitment Parties customary and reasonable consideration for transactions of this type. The obligations of the parties to the Backstop Commitment Agreement are subject to certain customary conditions, including that the Bankruptcy Court enter a confirmation order approving the Proposed Plan and the transactions contemplated thereby.

Exit Facility Commitment Letter

On August 30, 2024, the Debtors entered into a commitment letter (as amended, the “Commitment Letter”) with certain commitment parties pursuant to which the commitment parties have committed to provide to the Debtors a first lien senior secured facility in an aggregate principal amount of $1 billion upon emergence from Chapter 11 Cases. The Debtors’ obligations under the Commitment Letter, including the payment of certain premiums set forth therein, remain subject to approval by the Bankruptcy Court.

The foregoing descriptions of the Backstop Commitment Agreement and the Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the Backstop Commitment Agreement and the Commitment Letter, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Plan and Disclosure Statement

On August 30, 2024, the Debtors filed a proposed Joint Chapter 11 Plan of Reorganization of Enviva Inc. and Its Debtor Affiliates (the “Proposed Plan”) and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court. The Proposed Plan and the related Proposed Disclosure Statement describe, among other things: the terms of the Debtors’ proposed restructuring transactions set forth in the Proposed Plan (the “Restructuring”); the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and existing equity holders; and certain other aspects of the Restructuring. The foregoing description of the Proposed Plan and the Proposed Disclosure Statement does not purport to be complete and is qualified in its entirety by reference the Proposed Plan and Proposed Disclosure Statement, which are filed herewith as Exhibit 99.1 and 99.2, respectively, and incorporated by reference herein.

In addition, the Debtors filed motions (i) on August 30, 2024, for entry of an order approving, among other things (1) the adequacy of the Proposed Disclosure Statement, and (2) procedures in connection with solicitation of the Proposed Plan, the Proposed Rights Offering, and the Debtors’ proposed overbid process described in the Proposed Plan and the Proposed Disclosure Statement and (ii) on August 31, 2024, for entry of an order authorizing the Debtors’ entry into the Backstop Commitment Agreement and the Commitment Letter related to the Proposed Rights Offering and exit facility, respectively (the “Motions”).

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Proposed Plan, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to such proposed plan. Accordingly, neither the Debtors’ filing of the Proposed Plan, the Proposed Disclosure Statement, the Motions, the Backstop Commitment Agreement, the Commitment Letter, nor this Current Report on Form 8-K (this "Current Report") is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Plan, Proposed Disclosure Statement, Motions, Backstop Commitment Agreement, and Commitment Letter have been submitted to the Bankruptcy Court for approval but have not been approved by the Bankruptcy Court to date.

Information contained in the Proposed Plan, the Proposed Disclosure Statement, the Motions, the Backstop Commitment Agreement, and the Commitment Letter is subject to change, whether as a result of amendments or supplements to the Proposed Plan, Proposed Disclosure Statement, Motions, Backstop Commitment Agreement, or Commitment Letter, third-party actions, or otherwise, and should not be relied upon by any party. Additional information about the Chapter 11 Cases, including all filings with the Bankruptcy Court related to the Chapter 11 Cases, are available on the docket of the Chapter 11 Cases which can be accessed via PACER for a fee at https://www.pacer.gov. These court filings and additional information about the Chapter 11 Cases are also available for free on the website maintained for the Company by its claims and notice agent, Verita Global (formerly Kurtzman Carson Consultants LLC), located at https://www.veritaglobal.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international). The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report. Amendments and supplements to court filings may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Information

This Current Report, the Proposed Plan, the Proposed Disclosure Statement, the Motions, the Backstop Commitment Agreement, and the Commitment Letter contain “forward-looking statements.” Such forward-looking statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “budget,” or “continue,” or the negative thereof, or other variations thereon or comparable terminology. The Debtors consider all statements regarding anticipated or future matters to be forward-looking statements.

The reader is cautioned that all forward-looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those presented in such forward-looking statements, including, but not limited to, risks and uncertainties relating to: (i) the Company’s ability to successfully complete the Restructuring; (ii) potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of these Chapter 11 Cases and after emergence); (iii) the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases, including the Proposed Plan, the Proposed Disclosure Statement, the Motions, the Backstop Commitment Agreement, and the Commitment Letter; (iv) objections to the Company’s Proposed Plan, Proposed Disclosure Statement, restructuring process, debtor-in-possession, and post-emergence financing, or other pleadings filed that could protract or increase the cost of the Chapter 11 Cases; (v) employee attrition and the Company’s ability to retain senior management and other key personnel, including the Company’s ability to provide adequate compensation and benefits; (vi) the Company’s ability to maintain relationships with vendors, customers, employees, and other third parties and regulatory authorities; (vii) the Company’s ability to comply with the conditions of the debtor-in-possession financing, the restructuring support agreement and other financing and restructuring arrangements; (viii) availability of operating capital during the pendency of the proceedings and after emergence; (ix) the Company’s ability to successfully execute cost-reduction and productivity initiatives on the anticipated timeline or at all; (x) the Company’s ability to successfully renegotiate contracts with customers on anticipated rates or at all; (xi) the volume and quality of products that the Company is able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at the Company’s wood pellet production plants or deep-water marine terminals; (xii) the prices at which the Company is able to sell its products, including changes in spot prices; (xiii) the continued demand for the Company’s products in the geographic areas where the Debtors operate; (xiv) the Debtors’ ability to maintain their material contracts; (xv) disruptions to the supply chain; (xvi) the ability to execute the Debtors’ business plan or to achieve the upside opportunities contemplated therein; (xvii) the Company’s ability to capitalize on higher spot prices and contract flexibility in the future, which is subject to fluctuations in pricing and demand; (xviii) impairment of long-lived assets; (xix) failure of the Company’s customers, vendors, and shipping partners to pay or perform their contractual obligations to the Company; (xx) the Company’s inability to successfully execute project development, capacity expansion, and new facility construction activities on time and within budget; (xxi) the creditworthiness of the Company’s contract counterparties; (xxii) the amount of low-cost wood fiber that the Company is able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by the Company’s suppliers; (xxiii) changes in the price and availability of natural gas, coal, diesel, oil, gasoline, or other sources of energy; (xxiv) changes in prevailing domestic and global economic, political, and market conditions, including the imposition of tariffs or trade or other economic sanctions, political instability or armed conflict, rising inflation levels and government efforts to reduce inflation, or a prolonged recession; (xxv) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xxvi) fires, explosions, or other accidents; (xxvii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; (xxviii) changes in domestic and foreign tax laws and regulations affecting the taxation of the Company’s business and investors; (xxix) changes in the regulatory treatment of biomass in core and emerging markets; (xxx) the Company’s inability to acquire or maintain necessary permits or rights for production, transportation, or terminaling operations; (xxxi) changes in the price and availability of transportation; (xxxii) changes in foreign currency exchange or interest rates and the failure of the Company’s hedging arrangements to effectively reduce exposure to related risks; (xxxiii) the Company’s failure to maintain effective quality control systems at wood pellet production plants and deep-water marine terminals, which could lead to the rejection of the Company’s products by customers; (xxxiv) changes in the quality specifications for the Company’s products required by customers; (xxxv) labor disputes, unionization, or similar collective actions; (xxxvi) the Company’s inability to hire, train, or retain qualified personnel to manage and operate the business; (xxxvii) the possibility of cyber and malware attacks; (xxxviii) the Company’s inability to borrow funds and access capital markets; (xxxix) viral contagions or pandemic diseases; (xl) potential liability resulting from pending or future litigation, investigations, or claims; (xli) governmental actions and actions by other third parties that are beyond the Company’s control; (xlii) complaints or litigation initiated by or against the Company; (xliii) the outcome of ongoing commercial or other negotiations and disputes with various stakeholders in the Chapter 11 Cases; (xliv) the implementation of the restructuring transactions set forth in the Proposed Plan; and (xlv) the factors as set out in Article X of the Proposed Disclosure Statement – “Certain Risk Factors To Be Considered,” and other factors that are not known to the Debtors at this time. Statements concerning these and other matters are not guarantees of the Debtors’ future performance. There are risks, uncertainties, and other important factors that could cause the Debtors’ actual performance or achievements to be different from those they may project, and the Debtors undertake no obligation to update the projections set forth herein, except as may be required by applicable law. The reader is cautioned that all forward-looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those presented in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit	Description
10.1*	Backstop Commitment Agreement.
10.2*	Exit Facility Commitment Letter.
99.1	Joint Chapter 11 Plan of Reorganization of Enviva Inc. and Its Debtor Affiliates.
99.2	Disclosure Statement for the Joint Chapter 11 Plan or Reorganization of Enviva Inc. and Its Debtor Affiliates.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviva Inc.

Date: September 3, 2024	By:	/s/ Jason E. Paral
		Name:	Jason E. Paral
		Title:	Executive Vice President, General Counsel, and Secretary

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